Exhibit 99.1

Neustar to Offer Senior Notes

STERLING, Va., January 7, 2013 — Neustar, Inc. (NYSE: NSR), a trusted, neutral provider of real-time information and analysis to the Internet, telecommunications, information services, financial services, retail, media and advertising sectors, today announced its intention to offer, subject to market and other conditions, up to $300,000,000 of Senior Notes due 2023. The notes will be fully and unconditionally guaranteed by certain of Neustar’s domestic subsidiaries. The Company intends to use the net proceeds from this offering to refinance a portion of its current debt obligations. The notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase the notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about Neustar’s expectations, beliefs and business results in the future, including expectations about the offering and sale of the notes. Neustar has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes” and variations of these words and similar expressions. Similarly, statements herein that describe Neustar’s intention to offer its notes, subject to market and other conditions, and its intention to use the proceeds of the offering for particular purposes are also forward-looking statements. Neustar cannot assure you that its expectations will be achieved or that any deviations will not be material. Forward-looking statements are subject to many assumptions, risks and uncertainties that may cause future results to differ materially from those anticipated. These potential risks and uncertainties include, among others, the risk inherent in securities offerings, including the effects of market and other conditions, general economic conditions in the regions and industries in which Neustar operates; the uncertainty of future revenue and profitability and potential fluctuations in quarterly operating results due to such factors as disruptions to Neustar’s operations, modifications to or terminations of its material contracts, its ability to successfully identify and complete acquisitions, integrate and support the operations of businesses Neustar acquires, increasing competition, market acceptance of its existing services, its ability to successfully develop and market new services, the uncertainty of whether new services will achieve market acceptance or result in any revenue, and business, regulatory and statutory changes in the communications industry. More information about potential factors that could affect Neustar’s business and financial results is included in its filings with the Securities and Exchange Commission, including, without limitation, Neustar’s most recent Annual Report on Form 10-K and subsequent periodic and current reports. All forward-looking statements are based on information available to Neustar on the date of this press release, and Neustar undertakes no obligation to update any of the forward-looking statements after the date of this press release.

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Contact Info:

Investor Relations Contact: Dave Angelicchio (571) 434-3443 InvestorRelations@neustar.biz	Media Contact: Kim Hart (202) 533-2934 Kim.Hart@neustar.biz